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                                                                      Exhibit 10

                FOURTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT

       FOURTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment'), dated as of March 19, 1999, among AMETEK, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF AMERICA NT&SA (f/k/a Bank of America Illinois), BANK OF MONTREAL, FIRST UNION NATIONAL BANK and PNC BANK, NATIONAL ASSOCIATION, as Co-Agents (the "Co-Agents"), and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

       WHEREAS, the Borrower, the Banks, the Co-Agents and the Administrative Agent are parties to a Credit Agreement, dated as of August 2, 1995, and amended and restated as of September 12, 1996 (as in effect on the date hereof, the "Credit Agreement"); and

       WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

       NOW, THEREFORE, it is agreed:

I.     Amendments and Consent.

              1. Section 7.01 of the Credit Agreement is hereby amended by deleting clause (c) thereof and inserting the following clause (c) in lieu thereof:

       "(c) Budgets; etc. As soon as available but in no event later than 50 days after the commencement of each fiscal year of the Borrower, a budget in form reasonably satisfactory to the Administrative Agent (including budgeted statements of income and sources and uses of cash and balance sheets) prepared by the Borrower, for each of the twelve months of such fiscal year, in reasonable detail and setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based and a statement by the Chief Financial Officer or other Senior Financial Officer of the Borrower to the effect that, to the best of such officer's knowledge, the budget is a reasonable estimate for the period covered thereby."

              2. Section 8.01(i) of the Credit Agreement is hereby amended by deleting clause (viii) thereof and inserting the following clause (viii) in lieu thereof:

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              "(viii) with respect to each Permitted Acquisition, (A) the
              Borrower shall have given the Administrative Agent and the Banks at least 5 Business Days prior written notice of such Permitted Acquisition, (B) the Borrower in good faith shall believe, based on calculations made by the Borrower, on a pro forma basis after giving effect to the respective Permitted Acquisition, that the covenants contained in Section 8.09 through 8.11, inclusive, will continue to be met for the one-year period following the date of the consummation of the respective Permitted Acquisition and (C) the Borrower shall have delivered to the Administrative Agent an officer's certificate executed by a Senior Financial Officer of the Borrower, certifying, to the best of his knowledge, compliance with the requirements of preceding clauses (i) through (viii) and containing the pro forma calculations required by the preceding clause (viii)(B), including, without limitation, any currency exchange calculations required in connection therewith as a result of the incurrence of Indebtedness permitted under Section 8.03(p) in connection with such Permitted Acquisition or as a result of the incurrence of Competitive Bid Loans or the issuance of Letters of Credit, in each case denominated in an Approved Alternate Currency, provided, that the provisions of the preceding clause
              (viii)(B) and this clause (viii)(C) (to the extent requiring pro forma calculations) shall be applicable only to the extent that the sum of (I) the Permitted Acquisition Amount plus (II) the Annual Aggregate Permitted Acquisition Amount plus (III) the aggregate fair market value (determined as of the proposed date of consummation of such Permitted Acquisition in good faith by senior management of the Borrower) of any Common Stock issued as consideration in connection with such Permitted Acquisition and all other Permitted Acquisitions consummated in the same fiscal year of the Borrower as such proposed Permitted Acquisition is to be consummated, exceeds $30,000,000."

                     3. Notwithstanding anything to the contrary contained in Section 8.03(p) of the Credit Agreement, the definition of "Permitted AMETEK Italia Debt" contained in Section 10 of the Credit Agreement or anywhere else in the Credit Agreement, the Banks hereby consent to the issuance by the Borrower of a comfort letter (the "Comfort Letter") in the form of Exhibit A attached hereto in support of the obligations of AMETEK Italia in respect of the Permitted AMETEK Italia Debt.

       II.    Miscellaneous.

              1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                     (a) no Default or Event of Default exists as of the
              Amendment Effective Date, both before and after giving effect to this Amendment; and

                     (b) on the Amendment Effective Date both before and after
              giving effect to this Amendment, all representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects.

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              2.     This Amendment is limited as specified and shall not
       constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

              3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

              4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

              5. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                                      * * *

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              IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                        AMETEK, INC.

                                        By: /s/ Deirdre Saunders
                                            ------------------------------------
                                            Title: Vice President

                                        THE CHASE MANHATTAN BANK,
                                        Individually and as Administrative Agent

                                        By: /s/ Carol A. Ulmer
                                            ------------------------------------
                                            Title: Vice President

                                        BANK OF MONTREAL,
                                        Individually and as a Co-Agent

                                        By: /s/ Brian L. Banke
                                            ------------------------------------
                                            Title: Director

                                        FIRST UNION NATIONAL BANK,
                                        Individually and as a Co-Agent

                                        By: /s/ Robert Cordell
                                            ------------------------------------
                                            Title: Vice President

                                        PNC BANK, NATIONAL ASSOCIATION,
                                        Individually and as a Co-Agent

                                        By: /s/ Vicky Ziff
                                            ------------------------------------
                                            Title: Vice President


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                                        BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION,
                                        Individually and as a Co-Agent

                                        By: /s/ John Pocalyko
                                            ------------------------------------
                                            Title:

                                        ABN AMRO BANK N.V., NEW YORK
                                        BRANCH

                                        By: /s/ Lisa Megeaski
                                            ------------------------------------
                                            Title: Vice President

                                        By: /s/ Richard Schrage
                                            ------------------------------------
                                            Title: AVP

                                        MELLON BANK, N.A.

                                        By:/s/ Gilbert Mateer
                                            ------------------------------------
                                            Title: Vice President

                                        CARIPLO-CASSA DI RISPARMIO DELLE
                                            PROVINCIE LOMBARDE S.P.A.

                                        By:/s/ Charles W. Kennedy
                                            ------------------------------------
                                            Title: F.V.P.

                                        By:/s/ Anthony F. Giobbi
                                            ------------------------------------
                                            Title: F.V.P.







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                                                                      EXHIBIT A




                             Form of Comfort Letter

       With reference to the five-year loan in Italian Lire of 20,000,000,000 (loan number 000000-the "Loan") you are granting to "AMETEK Italia S.r.l." whose address is Robecco sul Naviglio (Milan)-Via de Barzl-Italy (the "Borrower"), we confirm that:

              AMETEK, Inc. based in Paoli, PA (USA) is the ultimate parent company of the Borrower and does not at present intend to reduce its shareholding below 99.98% during the life of the Loan;

              AMETEK, Inc. shall not in any case reduce the shareholding without prior written notice to you;

              AMETEK, Inc. has full knowledge of the obligations being undertaken by AMETEK Italia S.r.l. in connection with the above Loan; and

              AMETEK, Inc. intends to take appropriate action to ensure that AMETEK Italia S.r.l. meets all obligations incurred under the above mentioned arrangement.

       Very truly yours,

       Deirdre D. Saunders
       Vice President and Treasurer